UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2006

U.S. Shipping Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-32326	20-1447743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Thornall St., 8 th Floor Edison, NJ		08837
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (732) 635-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02              Results of Operations and Financial Condition.

On February 3, 2006, U.S. Shipping Partners L.P. (the “Partnership”) announced its results of operations for its fourth quarter ended December 31, 2005.   Additionally, on February 7, 2006, the Partnership held an earnings conference call to discuss fourth quarter and year end results.  A copy of the press release and a transcript of the earnings conference call are furnished as Exhibit 99.1 and 99.2, respectively, to this Form 8-K.

The information being furnished pursuant to Item 2.02 of this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01              Financial Statements and Exhibits.

(c)          Exhibits.

99.1	Press Release of U.S. Shipping Partners L.P. dated February 3, 2006.
99.2	Conference Call transcript of U.S. Shipping Partners L.P. dated February 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. SHIPPING PARTNERS L.P.
	By:	US Shipping General Partner LLC, its general partner

	By:	/s/ Albert E. Bergeron

	Name:	Albert E. Bergeron
	Title:	Vice President-Chief Financial Officer (principal financial and accounting officer)
Date: February 8, 2006